SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                            FORM 8-K A/1

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)      June 16, 2000
                                                   -------------------------


                          Rymer Foods, Inc.
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         (Exact name of registrant as specified in its charter)


      Delaware                 1-6071                          36-1343930
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  (State or other           (Commission                       (IRS Employer
  jurisdiction of           File Number)                      Identification
  incorporation)                                                 Number)


  4600 South Packers Avenue, Suite 400, Chicago, Illinois          60609
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  (Address of principal executive offices)                        (Zip Code)


  Registrant's telephone number, including area code       (773) 927-7777
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       N/A
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  (Former name or former address, if changed since last report)

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  Item 6.   Resignation of Registrant's Directors.



       On June 9, 2000, Rymer Foods, Inc. (the "Company") elected Paul Conti as Chief Executive Officer of the Company. Also on June 9, 2000, following notification of such appointment, Edward M. Hebert resigned as a director of the Company. Effective June 13, 2000, Mr. Hebert resigned as an officer and employee of the Company. The Board of Directors has appointed Paul Conti as a substitute director to fill the vacancy created by Mr. Hebert's resignation.


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

                             SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Rymer Foods, Inc.
                                  (Registrant)



  DATE: July 6, 2000              By:      /s/ Paul Conti
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                                  Name:   Paul Conti
                                  Title:  Chief Executive Officer



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